Exhibit 10.4

Deed of Variation

of the Deed of Company Arrangement of
Westinghouse Solar Pty Limited ACN 163 078
699 (Subject to Deed of Company
Arrangement)

27 January 2015

Sydney
Level 16, 321 Kent Street, Sydney NSW 2000
PO Box Q1164, QVB Post Office, Sydney NSW 1230
t: +61 2 9373 3555 | f: +61 2 9373 3599 | DX 282 Sydney | www.sparke.com.au
adelaide | brisbane | canberra | melbourne | newcastle | perth | port macquarie | sydney | upper hunter

Sparke Helmore Lawyers

Sparke Helmore Lawyers

Deed of Variation

Date	27 January 2015

Parties

Company

Name	Westinghouse Solar Pty Limited (Subject to Deed of Company Arrangement) (Company)

ACN	163 078 699

Administrators

Name	Trevor Pogroske and Said Jahani in their capacity as joint and several deed administrators of the Company (Deed Administrators)

BlueNRGY

Name	BlueNRGY LLC (BlueNRGY), a limited liability company incorporated under the laws of Florida, United States of America

CBDE

Name	CBD Energy Limited (Subject to Deed of Company Arrangement) (CBDE)

ACN	010 966 793

WFF

Name	Wind Farm Financing Pty Ltd (WFF)

ACN	165 836 760

WHSP

Name	Washington H. Soul Pattison and Company Limited (WHSP)

ACN	000 002 728

Sparke Helmore Lawyers

Background

A.	On 14 November 2014, the Deed Administrators were appointed joint and several administrators of the Company pursuant to section 436A of the Corporations Act.

B.
At a meeting of Creditors held pursuant to section 439A of the Corporations Act on 19 December 2014, the Creditors resolved pursuant to section 439C of the Corporations Act that the Company enter into a deed of company arrangement.

C.	The Deed of Company Arrangement was executed on 24 December 2014.

D.
The Deed of Company Arrangement made provision to seek Creditor approval of a variation of the Deed of Company Arrangement to allow for the creation of a trust for Creditors’ pursuant to the terms of the Trust Deed (subject to Creditor approval).

E.	On 7 January 2015, the Creditors resolved that the Deed of Company Arrangement be varied in the terms recorded in this Deed of Variation.

Sparke Helmore Lawyers

Operative part

Pursuant to Part 5.3A of the Corporations Act, the Parties and all others bound by this Deed agree:

1   Definitions, interpretation, and incorporated provisions

1.1   Definitions

Unless context indicates a contrary intention, a term or expression used in this Deed starting with a capital letter has the same meaning as that term of expression has in the Deed of Company Arrangement, or:

Which is defined in the Dictionary in Schedule 1 (Dictionary), has the meaning given to it in the Dictionary; and

Which is defined in the Corporations Act, but is not defined in the Dictionary, has the meaning given to it in the Corporations Act.

1.2   Interpretation

The rules of interpretation for this Deed are set out in Schedule 1.

2   Variation to Deed of Company Arrangement

The Parties agree that with immediate effect the Deed of Company Arrangement be varied as follows:

(a)	Clause 3.2 is deleted.

(b)	Sub-clause 4.2(c)(i) is deleted.

(c)	Clause 4.2 is amended by inserting the following words as sub-clause 4.2(c)(vii):

“The Company and the Administrators must enter into the Trust Deed;”

(d)	Clause 4.2 is amended by inserting the following words as sub-clause 4.2(c)(viii):

“Upon entry into the Trust Deed, the Administrators must transfer the Deed Fund to the Trust Fund;”

(e)	Clause 4.2 is amended by inserting the following words as sub-clause 4.2(c)(ix):

“Upon entry into the Trust Deed the Administrators will hold 10% of the shares issued pursuant to sub-clause 4.2(c)(iii) on trust as the Trustees under the Trust Deed and upon entry into the CBDE Trust Deed will hold 90% of the shares issued pursuant to sub-clause 4.2(c)(iii) on trust as the Trustees under the CBDE Trust Deed, in accordance with the terms of those respective trust deeds (as applicable).”

Sparke Helmore Lawyers

(f)	Clause 5.2(a) is amended by inserting after the words “operation of this Deed” and after the words “under this Deed” the following words:

“and of the Trust Deed”

(g)	Clause 8 is deleted.

(h)	Sub-clauses 9.1(c) to (e) (inclusive) are deleted.

(i)	Clause 14.1 (except for the heading to that clause) is deleted and the following words are inserted as clause 14.1:

“This Deed will be completed immediately when the Trust Deed is entered into and the Deed Fund and Creditor Share Pool are transferred to the Trust Fund and the Administrators have issued an Effectuation Notice.”

(j)	Schedule 3 is deleted.

3   Affirmation of Deed of Company Arrangement

Subject only to the variations referred to in clause 2 above, the Parties acknowledge and confirm that they are and continue to be bound by the terms of the Deed of Company Arrangement, which will remain in full force and effect as varied by this Deed of Variation.

4   General provisions

4.1   Counterparts

(a)	This document may be executed and exchanged in counterparts.

(b)	This document is not binding upon a party until all executed counterparts have been exchanged.

(c)
Delivery of a counterpart of this document by email attachment or fax constitutes an effective mode of delivery. The party effecting exchange by email attachment or facsimile must deliver the original executed counterpart document as soon as is practicable after the time of exchange.

4.2   Further assurances

Each party must promptly execute all documents and do all other things reasonably necessary or desirable to give effect to the arrangements recorded in this Deed.

4.3   Governing law and jurisdiction

(a)	The laws applicable in New South Wales govern this Deed.

(b)	The parties submit to the non-exclusive jurisdiction of the courts of New South Wales and the Commonwealth of Australia and any courts competent to hear appeals from those courts.

Sparke Helmore Lawyers

4.4   Severance

Notwithstanding anything contained in any provision of this Deed, if any such provision shall be held or found to be void, invalid, or otherwise unenforceable, such provision shall be deemed to be severed from this Deed to the extent only that it is void, invalid, or unenforceable, but the remainder of any such provision and this Deed shall remain in full force and effect.

Sparke Helmore Lawyers

Schedule 1	Dictionary

1	Dictionary

1.1           In this Deed, unless the context indicates a contrary intention:

Deed of Company Arrangement means the Deed of Company Arrangement of Westinghouse Solar Pty Limited dated 24 December 2014.

Parties means the parties listed under that heading in this Deed.

Trust Deed means the deed pursuant to which the Trustees as defined in the Deed of Company Arrangement will be obliged to hold the Trust Fund on certain trusts for Admitted Creditors in terms substantially the same as those annexed at Schedule 2 to the Deed of Company Arrangement.

CBDE Deed of Company Arrangement means the Deed of Company Arrangement of CBD Energy Limited dated 24 December 2014.

CBDE Trust Deed means the deed pursuant to which the Trustees (as defined in the CBDE Deed of Company Arrangement) will be obliged to hold the Trust Fund (as defined in the CBDE Deed of Company Arrangement) on certain trusts for Admitted Creditors (as defined in the CBDE Deed of Company Arrangement) in terms substantially the same as those annexed at Schedule 2 to the CBDE Deed of Company Arrangement.

2	Rules of interpretation

In this Deed, unless context indicates a contrary intention:

(a)	(documents) a reference to this or another document includes any document which varies, supplements, replaces, assigns or novates this Deed or that other document.

(b)	(references) a reference to a party, clause, paragraph, schedule or annexure is a reference to a party, clause, paragraph, schedule or annexure to or of this Deed.

(c)	(headings) clause headings and the table of contents are inserted for convenience only and do not affect interpretation of this .

(d)
(person) a reference to a person includes a natural person, corporation, statutory corporation, partnership, the Crown and any other organisation or legal entity and their personal representatives, successors, substitutes (including persons taking by novation) and permitted assigns.

(e)
(party) a reference to a party to a document includes that party’s personal representatives, executors, administrators, successors, substitutes (including persons taking by novation) and permitted assigns.

(f)	(president, CEO or managing director) the president, CEO or managing director of a body or Authority means any person acting in that capacity.

(g)	(rights and obligations) a reference to a right or obligation of a party is a reference to a right or obligation of that party under this Deed.

(h)	(requirements) a requirement to do any thing includes a requirement to cause that thing to be done, and a requirement not to do any thing includes a requirement to prevent that thing being done.

(i)	(including) including and includes are not words of limitation, and a list of examples is not limited to those items or to items of a similar kind.

Sparke Helmore Lawyers

(j)	(corresponding meanings) a word that is derived from a defined word has a corresponding meaning.

(k)	(singular) the singular includes the plural and vice-versa.

(l)	(gender) words importing one gender include all other genders.

(m)
(parts) a reference to one or more things includes each part and all parts of that thing or group of things but nothing in this clause implies that part performance of an obligation constitutes performance of that obligation.

(n)	(rules of construction) neither this nor any part of it is to be construed against a party on the basis that the party or its lawyers were responsible for its drafting.

(o)	(legislation) a reference to any legislation or provision of legislation includes all amendments, consolidations or replacements and all regulations or instruments issued under it.

(p)
(time and date) a reference to a time or date in connection with the performance of an obligation by a party is a reference to the time and date in Sydney, New South Wales, Australia, even if the obligation is to be performed elsewhere.

(q)	(joint and several) an agreement, representation, covenant, right or obligation:

(i)	in favour of two or more persons is for the benefit of them jointly and severally; and

(ii)	on the part of two or more persons binds them jointly and severally.

(r)
(writing) a reference to a notice, consent, request, approval or other communication under this Deed or an agreement between the parties means a written notice, request, consent, approval or agreement.

(s)
(replacement bodies) a reference to a body (including an institute, association or Authority) which ceases to exist or whose powers or functions are transferred to another body is a reference to the body which replaces it or which substantially succeeds to its power or functions.

(t)	(United States currency) a reference to dollars or $ is to United States currency.

(u)	(month) a reference to a month is a reference to a calendar month.

(v)	(year) a reference to a year is a reference to twelve consecutive calendar months.

(w)
(GST) words defined in the A New Tax System (Goods and Services Tax) Act 1999 (Cth) have the same meaning in clauses about GST, and references to GST extend to any notional liability of any person for GST and to any amount which is treated as GST under the A New Tax System (Goods and Services Tax) Act 1999 (Cth), and references to an input tax credit extend to any notional input tax credit to which any person is entitled.

(x)
(GST group) if a person is a member of a GST group, references to GST for which the person is liable and to input tax credits to which the person is entitled include GST for which the representative member of the GST group is liable and input tax credits to which the representative member is entitled.

Sparke Helmore Lawyers

EXECUTED AS A DEED

Signed for Westinghouse Solar Pty Limited ACN 163 078 699 (Subject to Deed of Company Arrangement) by its deed administrator in the presence of:	) ) ) ) )

Signature of Witness		Signature of Deed Administrator

Print name of Witness		Print name of Deed Administrator

Signed by Trevor Pogroske in the presence of:	) ) )

Signature of Witness		Signature of Trevor Pogroske

Print name of Witness

Sparke Helmore Lawyers

Signed by Said Jahani in the presence of:	) ) )

Signature of Witness		Signature of Said Jahani

Print name of Witness

Sparke Helmore Lawyers

Signed by the authorised representative for BlueNRGY LLC who warrants that they are duly authorised to execute this document on behalf of BlueNRGY LLC in the presence of:	) ) ) )

Signature of Witness		Signature of Authorised Representative

Print name of Witness		Print name of Authorised Representative

Role of Authorised Representative

Signed for CBD Energy Limited ACN 010 966 793 (Subject to Deed of Company Arrangement) by its deed administrator in the presence of:	) ) ) ) )

Signature of Witness		Signature of Deed Administrator

Print name of Witness		Print name of Deed Administrator

Sparke Helmore Lawyers

Executed by Wind Farm Financing Pty Ltd ACN 165 836 760 in accordance with section 127 of the Corporations Act 2001 (Cth) by:	) ) )

Signature of Director		Signature of Director/Secretary

Print name of Director		Print name of Director/Secretary

Executed by Washington H. Soul Pattinson and Company Ltd ACN 000 002 728 in accordance with section 127 of the Corporations Act 2001 (Cth) by:	) ) )

Signature of Director		Signature of Director/Secretary

Print name of Director		Print name of Director/Secretary